Files Pursuant to Rule 497(a)

File no. 333-175624

How Do You Find Income Opportunities In Today’s Low Interest Rate Environment?

Investors should consider the investment objectives, risk factors, charges, and expenses of Sierra Income Corporation carefully before investing. This material does not constitute an offer to sell or a solicitation of an offer to buy any security. An offering is made only by a prospectus to individuals who meet minimum suitability requirements. This and other important information is contained in the prospectus which may be obtained by contacting your financial advisor or by visiting www.sierraincomecorp.com. You should read a prospectus carefully before investing in order to understand fully all the implications and risks of an investment in Sierra Income Corporation. Investing in Sierra Income Corporation involves risk, including possible loss of principal.

The Search For Income

In today’s low interest rate environment, many investors are faced with the challenge of generating enough income from their savings to support their desired lifestyle.

Sierra Income Corporation is a non-traded business development company (“BDC”) whose primary investment objective is to provide shareholders with current income. It can play a powerful role in your portfolio by helping to diversify your portfolio’s income-oriented investments.

To learn more, go to www.sierraincomecorp.com and click the play button on this icon to watch a short 4 minute presentation. A prospectus with complete details is available in the attachments tab of the video. Afterward, please contact me so we go over any questions you may have and to see if this is a suitable investment for you.

John Doe xxx.xxx.xxxx JDoe@emailaddress.com

Securities are offered through [INSERT BROKER DEALER NAME HERE], member of FINRA and SIPC.

RISK FACTORS

No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our securities, determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Sierra Income Corporation may not be suitable for all investors. A significant portion of the portfolio will be recorded at fair value as determined in good faith by the board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Our shares will not be listed on a national securities exchange and investors will have limited ability to sell their shares. Investors should not expect to be able to sell shares regardless of the investment’s performance. Sierra Income Corporation involves risks associated with investing in middle market securities such as market risk, interest rate risk and credit risk, and there are significant fees and charges inherent in investing.

There is no guarantee that any BDC investment strategy will be successful. Investment in a non-listed BDC like Sierra Income Corporation involves significant risks including but not limited to: no secondary market; limitation on liquidity, transfer and redemption of shares; distributions made may not come from income and can be deemed a return of capital; Sierra Income Corporation is dependent upon its advisor to select investments and conduct operations; and our advisor will face conflicts of interest. Investments are not bank guaranteed, not FDIC insured and may lose value.

3/12 SI0043-A